      SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                       CREDIT SUISSE WARBURG PINCUS TRUST

                           EMERGING GROWTH PORTFOLIO

The following information modifies certain information contained in the portfolio's Prospectus and Statement of Additional Information.

In light of the portfolio's growth stock emphasis, the portfolio has changed its performance benchmarks. Previously, the portfolio compared its performance to the performance of the Russell 2000 Growth and the Russell 2500 Growth Indices. Effective May 1, 2001, the portfolio compares its performance to the Russell 2500 Growth Index and the Russell Midcap Growth Index. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also included in the Russell 1000 Growth Index. For the one-year and since inception (September 13, 1999) periods ended December 31, 2000, the average annual total returns for the Russell Midcap Growth Index were -11.75% and 13.91%, respectively.

Dated: May 18, 2001                                                TREMG-16-0501